CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of Advanced ID
Corporation on Form S-8 of our report dated March
28, 2002, appearing in the Annual Report on Form
10-KSB of U.S.A. Sunrise Beverages, Inc. (now
Advanced ID Corporation) for the year ended
December 31, 2001.






/s/ Comiskey & Company

Denver, Colorado
December 13, 2002




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